Real Estate Select Trust Inc.	March 31, 2022

Consolidated Schedule of Investments (Unaudited)

		Value
Real Estate Equity(a),(b) —83.7%
Industrial - AIP-PMR 3-Pack (Cost — $59,330,151)		$112,040,043
Industrial - Almaville Rd (Cost — $7,415,076)		7,449,231
Industrial - Charleston (Cost — $38,651,298)		44,497,501
Industrial - Lakemont Blvd (Cost — $8,512,375)		8,554,942
Industrial - Lambert Farms (Cost — $36,427,355)		42,009,174
Industrial - MB Parts Korea DC (Cost — $41,876,424)		40,897,831
Industrial - Rickenbacker Logistics Park (Cost — $46,471,665)		50,182,901
Industrial - S. 500 Whitestown (Cost — $14,261,090)		14,360,926
Industrial - Veterans Point (Cost — $56,007,800)		64,210,678
Medical Office - Southeastern Portfolio I (Cost — $65,318,672)		66,946,856
Prime ST - 300 Pine (Cost — $79,953,661)		87,795,086
Prime ST - First Republic Center (Cost — $25,864,825)		29,356,628
Prime ST - HQ @ First (Cost — $142,562,261)		164,307,877
Residential - 80 Dekalb (Cost — $10,761,500)		10,761,500
Residential - Main Line 4-Pack (Cost — $4,676,361)		4,676,284
Residential - National Portfolio 1a (Cost — $4,547,299)		3,957,104
Residential - National Portfolio 1b (Cost — $100,000,000)		99,733,202
Residential - The Beach House Apartments (Cost — $24,070,807)		32,810,631

Total Real Estate Equity (Cost — $766,708,620)		884,548,395

	Principal Amount
Real Estate Debt — 32.0%
Investments in Real Estate Loans(a) —6.1%
Chicago NEMA, 8.406% (1 Month US LIBOR + 8.100%), 8/26/2026 (c) (Cost — $64,381,630)	$65,000,000	64,698,848

Total Investments in Real Estate Loans (Cost — $64,381,630)		64,698,848

Real Estate Securities —25.9%
Commercial Mortgage-backed Securities —25.9%
BX Commercial Mortgage Trust 2021-XL2 J, 4.444% (1 Month US LIBOR + 3.890%), 10/15/2038 (c)(d) (Cost — $19,426,364)	19,519,277	18,827,758
BXSC Commercial Mortgage Trust 2022-WSS G, 6.575% (1 Month SOFR + 6.325%), 3/15/2035 (c)(d) (Cost — $74,438,952)	75,000,000	75,076,133
JP Morgan Chase Commercial Mortgage Securities Trust 2022-ACB G, 5.550% (SOFR + 5.500%), 3/15/2039 (c)(d) (Cost — $22,782,030)	22,839,000	22,935,239
JP Morgan Chase Commercial Mortgage Securities Trust 2022-ACBI HRR, 7.050% (SOFR + 7.000%), 3/15/2039 (a)(c) (Cost — $30,496,731)	30,573,000	30,496,568
JP Morgan Chase Commercial Mortgage Securities Trust 2022-OPO F, 6.919%, 1/5/2039 (c)(d) (Cost — $39,994,961)	39,995,000	38,216,758
LAQ Mortgage Trust 2022 LAQ G, 7.580% (1 Month SOFR + 7.320%), 3/15/2039 (c)(d) (Cost — $66,344,002)	66,427,000	67,055,081
LUXE Trust 2021-MLBH G, 4.305% (1 Month US LIBOR + 3.750%), 11/15/2038 (c)(d) (Cost — $10,000,000)	10,000,000	9,748,451
OPG Trust 2021-PORT J, 3.900% (1 Month US LIBOR + 3.346%), 10/15/2036 (c)(d) (Cost — $11,971,523)	12,000,000	11,685,361

Total Commercial Mortgage-backed Securities (Cost — $275,454,563)		274,041,349

Total Real Estate Debt (Cost — $339,836,193)		338,740,197

Total Investments — 115.7% (Cost — $1,106,544,813)		1,223,288,592

Liabilities in Excess of Other Assets — (15.7)%		(166,018,530)

Total Net Assets Applicable to Common Stockholders — 100.0%		$1,057,270,062

See accompanying notes to Consolidated Schedule of Investments.

Real Estate Select Trust Inc.	March 31, 2022

(a)	Level 3 assets (Note 3).

(b)

Affiliated investments. All of the Fund’s investments in real estate equity are joint ventures entered into by one of the Fund’s operating entities and secured by real estate owned by such operating entities. The Fund’s current economic interest in such joint ventures range from 50% to 99.5%. In these arrangements the Fund is subject to shared control arrangements where the consents of both the Fund and the joint venture party are required for all material decisions.

(c)	Variable rate investments. Coupon rate, reference index and spread shown at March 31, 2022.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2022 these securities amounted to $243,544,781 or 23.0% of net assets.

At March 31, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	29,183,078	KRW	34,377,666,350	SCB	12/07/2026	$996,115

Abbreviations:
LIBOR	-	London Interbank Offered Rate
KRW	-	Korean Won
SCB	-	Standard Chartered Bank
SOFR	-	Secured Overnight Financing Rate
USD	-	United States Dollar

See accompanying notes to Consolidated Schedule of Investments.

Real Estate Select Trust Inc.	March 31, 2022

Notes to Consolidated Schedule of Investments (Unaudited)

1.	Valuation of Investments

KKR Real Estate Select Trust Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Registered Advisor LLC serves as the Fund’s investment adviser (the “Adviser”).

The accompanying consolidated schedule of investments is presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), using the specialized guidance in Accounting Standards Codification Topic 946 Financial Services – Investment Companies, and is stated in United States dollars. The Fund owns and plans to continue to own all or substantially all of its property investments through a wholly-owned operating partnership. All intercompany transactions have been eliminated in consolidation.

The Board of Directors (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has delegated primary responsibility for ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser, subject to the Board’s oversight.

Investments are stated at fair value in a manner consistent with GAAP. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instrument s in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period the inputs change.

Real Estate Select Trust Inc.	March 31, 2022

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available. Assets and liabilities that are valued using Level 3 of the fair value hierarchy are initially valued at transaction price and are subsequently valued using market data for similar instruments (e.g., recent transactions or broker quotes), comparisons to benchmark derivative indices and valuation models. Valuation models are based on discounted cash flow techniques, for which the key inputs are the amount and timing of expected future cash flows, market yields for such instruments and recovery assumptions. Inputs are determined based on relative value analyses, which incorporate similar instruments from similar issuers.

Independent Valuation Adviser

The Board, including a majority of independent directors, has appointed an independent valuation adviser (“Independent Valuation Adviser”) to provide valuation services to the Fund. The Independent Valuation Adviser, subject to the oversight of the Adviser and the Board, is responsible for coordinating third party appraisals of the Fund’s underlying investments in real properties (including investments held through unconsolidated subsidiaries) and providing valuations and appraisal of the Fund’s underlying investments in real properties and debt investments for which there are not reliable readily available market quotations.

Private commercial real estate

The Fund’s investments in real estate ventures are valued based on the fair value of the underlying real estate and any related mortgage loans payable. The Adviser expects the primary methodology used to value the Fund’s underlying real properties owned by the Fund’s real estate ventures will be the income approach, whereby value is derived by determining the present value of an asset’s expected stream of future cash flows. Consistent with industry practices, the income approach incorporates subjective judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate evidence. Fair value using the income approach is generally assessed at regular intervals and also in response to material, unbudgeted non-recurring income and expense events such as capital expenditures, prepayment penalties, assumption fees, tenant buyouts, lease termination fees and tenant turnover with respect to such property when the Adviser becomes aware of such events and the relevant information is available. Ongoing adjustments to the fair value derived using the income approach are also made to reflect (1) the accrual of income by the Fund’s investment in real estate ventures on the basis of data extracted from the annual budget for such property and (2) the calculated change in fair value resulting from the application of the income approach as of the next regular future valuation date recognized on straight-line basis through such date.

Each asset is appraised by a third-party appraiser other than the Independent Valuation Adviser at least once per year and are valued by the Independent Valuation Adviser the remaining months of the year.

Commercial mortgage-backed securities

Commercial mortgage-backed securities (“CMBS”) are securities backed by obligations (including certificates of participation in obligations) that are principally secured by commercial mortgages on real property or interests therein having a multifamily or commercial use, such as retail, office or industrial properties, hotels, apartments, nursing homes and senior living facilities. CMBS are typically issued in multiple tranches whereby the more senior classes are entitled to priority distributions from the trust’s income to make specified interest and principal payments on such tranches. Losses and other shortfalls from expected amounts to be received on the mortgage pool are borne by the most subordinate classes, which receive principal payments only after the more senior classes have received all principal payments to which they are entitled. The credit quality of CMBS depends on the credit quality of the underlying mortgage loans, which is a function of factors such as the principal amount of loans relative to the value of the related properties; the cash flow produced by the property; the mortgage loan terms, such as principal amortization; market assessment and geographic location; construction quality of the property; and the creditworthiness of the borrowers.

Real Estate Select Trust Inc.	March 31, 2022

The valuations for CMBS are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, the market price may be determined by the Adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker.

Real Estate loans

The Fund currently holds mezzanine loans. Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Mezzanine loans are subordinate to a first mortgage or other senior debt. Investors in mezzanine loans are generally compensated for the increased credit risk from a pricing perspective and still benefit from the right to foreclose on its security, in many instances more efficiently than the rights of foreclosure for first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property. Rights of holders of mezzanine loans are usually governed by intercreditor or interlender agreements, which may limit the Fund’s ability to pursue remedies.

Forward foreign currency contracts

The Fund enters into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund’s primary risk related to hedging is the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The primary risk exposure of forward foreign currency contracts is foreign exchange risk.

2.	Fair Value

The following table presents information about the Fund’s assets measured on a recurring basis as of March 31, 2022, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

Assets
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Observable Inputs (Level 3)	Total
Investments:†
Investments in Private Real Estate Equity	$—	$—	$884,548,395	$884,548,395
Investments in Real Estate Loans	—	—	64,698,848	64,698,848
Commercial Mortgage-backed Securities	—	243,544,781	30,496,568	274,041,349
Total Investments	$—	$243,544,781	$979,743,811	$1,223,288,592

Derivatives:
Forward Foreign Currency Contracts	$—	$996,115	$—	$996,115

†	See Consolidated Schedule of Investments for additional detailed categorizations.

Real Estate Select Trust Inc.	March 31, 2022

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Private Real Estate Equity	Investments in Real Estate Loans	Commercial Mortgage- backed securities	Total
Balance as of December 31, 2021	$686,488,913	$65,000,000	$–	$751,488,913
Purchases	145,626,402	–	30,496,568	176,122,970
Sales	(10,262,008)	–	–	(10,262,008)
Accrued premiums/(discounts)	–	27,433	164	27,597
Net change in unrealized appreciation/(depreciation)	62,695,088	(328,585)	(164)	62,366,339
Balance as of March 31, 2022	$884,548,395	$64,698,848	$30,496,568	$979,743,811

Net change in unrealized appreciation/(depreciation) on investments held at March 31, 2022	$62,695,088	$(328,585)	$(164)	$62,366,339

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of certain material Level 3 investments.

	Fair Value at March 31, 2022	Valuation Technique	Unobservable Input(s)	Range of Values	Impact to Valuation from an Increase in Input
Investments in Private Real Estate Equity:	$884,548,395	Discounted Cash Flow	Discount Rate	5.25%-6.50%	Decrease
			Exit Capitalization Rate	3.50%-5.63%	Decrease
Investments in Real Estate Loans	$64,698,848	Yield Method	Credit Spread	8.10%	Decrease
Commercial Mortgage-backed Securities	$30,496,568	Yield Method	Credit Spread	6.76%	Decrease